EXHIBIT 24

                                POWER OF ATTORNEY

Each of the undersigned directors of Deluxe Corporation, a Minnesota corporation, hereby constitutes and appoints John A. Blanchard III, Thomas W. VanHimbergen and John H. LeFevre his or her true and lawful attorneys-in-fact, and each of them, with full power to act without the other, for him and her and in his or her name, place and stead, in any and all capacities, to execute one or more Registration Statements on Form S-8 to be filed under the Securities Act of 1933 for the registration of shares of Common Stock of Deluxe Corporation for issuance under the Deluxe Corporation 2000 Employees' Stock Purchase Plan and any and all post-effective amendments thereto, and to file such registration statements(s), with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any applicable state securities commissions or agencies, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  May 4, 1999

/s/ J. A. Blanchard III                        /s/ Donald R. Hollis
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John A. Blanchard III                          Donald R. Hollis

/s/ James J. Renier                            /s/ Robert C. Salipante
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James J. Renier                                Robert C. Salipante

/s/ Barbara B. Grogan                          /s/ Jack Robinson
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Barbara B. Grogan                              Jack Robinson

/s/ Stephen P. Nachtsheim                      /s/ H. A. Tyabji
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Stephen P. Nachtsheim                          Hatim A. Tyabji

/s/ Calvin W. Aurand, Jr.
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Calvin W. Aurand, Jr.